Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events through the filing of this Quarterly Report on Form 10-Q and determined that there have not been any events that have occurred that would require adjustments to disclosures in the consolidated financial statements.
Credit Facility Amendment
On August 10, 2020, the Company, as guarantor, and the OP, as borrower, entered into an amendment to the Credit Facility. The amendment is part of the Company’s efforts to continue addressing the adverse impacts of the COVID-19 pandemic. The amendment revises specific provisions in the Credit Facility governing: (i) payment of distributions; (ii) borrowing availability; (iii) financial covenants; (iv) mandatory prepayments with proceeds from capital events; and (v) interest rates.

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Distributions. Pursuant to the amendment, until certain conditions are met, the Company may not pay distributions to holders of common stock in cash and other cash distributions, subject to certain exceptions, including that the Company may pay cash dividends on the Series A Preferred Stock or any other preferred stock the Company may issue. As with the similar restriction in effect prior to the amendment, the Company may still pay any cash distributions necessary to maintain its status as a REIT and may not pay any cash distributions (including dividends on Series A Preferred Stock) if a default or event of default exists or would result therefrom. These restrictions will apply until at least the fiscal quarter ending June 30, 2021. Starting with that quarter, these restrictions will no longer apply if, as of the day prior to the commencement of a quarter that the Company has elected (the “Commencement Quarter”), the Company has a combination of cash, cash equivalents and availability for future borrowings under the Revolving Credit Facility totaling at least $100.0 million (giving effect to the aggregate amount of distributions projected to be paid by the Company during the Commencement Quarter) and the Company’s ratio of consolidated total indebtedness to consolidated total asset value (expressed as a percentage) is less than 62.5%. Commencing in the Commencement Quarter, the Company will be restricted from paying aggregate distributions (as defined in the Credit Facility and including dividends on Series A Preferred Stock) in any fiscal quarter that exceed 95.0% of Modified FFO (as defined in the Credit Facility) for a look-back period of up to four consecutive fiscal quarters commencing with the Commencement Quarter. Commencing in the Commencement Quarter, additional exceptions to the covenant restricting the payment of cash distributions would allow the Company to repurchase up to $50.0 million of shares of its common stock (including amounts previously repurchased during the term of the Revolving Credit Facility) that would not be counted towards the aggregate amount of cash distributions tested against Modified FFO for the period if, after giving effect to the payments, the Company maintains cash and cash equivalents of at least $30.0 million and the Company’s ratio of consolidated total indebtedness to consolidated total asset value (expressed as a percentage) is less than 55.0%. Prior to the Commencement Quarter, the Company may not repurchase shares of its common stock.

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Borrowing Availability. The amount available for future borrowings under the Credit Facility is based on the lesser of (i) 55.0% of the value (or in certain cases cost) of the pool of eligible unencumbered real estate assets comprising the borrowing base, and (ii) a maximum amount permitted to maintain a minimum debt service coverage ratio with respect to the borrowing base, in each case, as of the determination date. Both of these amounts are calculated using the adjusted net operating income of the real estate assets comprising the borrowing base. Pursuant to the amendment, the interest rate used to calculate the numerator of the minimum debt service coverage ratio will be increased from 7.0% to 8.5%. The Company remains subject to a covenant in the Credit Facility requiring the Company to maintain a combination of cash, cash equivalents and availability for future borrowings under the Revolving Credit Facility totaling at least $50.0 million.

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Financial Covenants. Pursuant to the amendment, the maximum ratio of consolidated total indebtedness to consolidated total asset value will be 67.5% for the period from July 1, 2020 through June 30, 2021, 65% thereafter until the Commencement Quarter, and 62.5% for the Commencement Quarter and thereafter, and the minimum ratio of adjusted consolidated EBITDA to consolidated fixed charges will be 1.50 to 1.00 for the period from July 1, 2020 through March 31, 2021, 1.55 to 1.00 for the period from April 1, 2021 through June 30, 2021, and 1.60 to 1.00 thereafter.

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Mandatory Prepayments with Proceeds from Capital Events. Pursuant to the amendment, during the period from August 10, 2020 until the first day of the Commencement Quarter, upon the occurrence of any and all capital events by the Company including, without limitation, all asset sales, refinancings and financings (secured, unsecured or otherwise but excluding borrowings under the Credit Facility), recapitalizations, equity issuances and other similar capital transactions consummated by the Company, the net cash proceeds from the capital event must be used to prepay amounts outstanding under the Revolving Credit Facility without a reduction in commitments. While the operation of this provision would not prohibit the Company from immediately reborrowing any amounts so repaid if the amount available for future borrowings under the Credit Facility at that time was sufficient to permit the Company to do so and all other relevant conditions are met, there can be no assurance in this respect.

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Interest Rate. Pursuant to the amendment, the applicable margin used to determine the interest rate under both the Term Loan and Revolving Credit Facility components of the Credit Facility will be increased until the Commencement Quarter, at which point the previously applicable margins will again govern. Commencing on August 10, 2020, the Company has the option to have amounts outstanding under the Revolving Credit Facility bear interest at an annual rate equal to either: (i) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.85% to 2.60%; or (ii) the Base Rate (as defined in the Credit Facility), plus an applicable margin that ranges, depending on the Company’s leverage, from 0.60% to 1.35%. Commencing on the first day of the Commencement Quarter, the Company will have the option to have amounts outstanding under the Revolving Credit Facility bear interest at an annual rate equal to either: (a) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.60% to 2.35%; or (b) the Base Rate, plus an applicable margin that ranges, depending on the Company’s leverage, from 0.35% to 1.10%. Commencing on August 10, 2020, the Company has the option to have amounts outstanding under the Term Loan bear interest at an annual rate equal to either: (i) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.80% to 2.55%; or (ii) the Base Rate, plus an applicable margin that ranges, depending on the Company’s leverage, from 0.55% to 1.30%. Commencing on the first day of the Commencement Quarter, the Company will have the option to have amounts outstanding under the Term Loan bear interest at an annual rate equal to either: (a) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.55% to 2.30%; or (b) the Base Rate, plus an applicable margin that ranges, depending on the Company’s leverage, from 0.30% to 1.05%. The amendment also increased the “floor” on LIBOR from 0.00% to 0.25%. Based on the Company’s leverage at the time of the amendment, the highest end of the range applicable margins applied and the interest rate on the Term Loan and Revolving Credit Facility components of the Credit Facility was 2.55% and 2.60%, respectively.

The Company anticipates that LIBOR will only be available in substantially its current form until the end of 2021. The amendment includes provisions related to the anticipated transition, which may occur before LIBOR becomes unavailable, from LIBOR to an alternative benchmark rate under the Credit Facility.
The amendment provides that the covenants restricting payment of distributions to a threshold based on Modified FFO and requiring maintenance of a minimum ratio of consolidated total indebtedness to consolidated total asset value and a minimum ratio of adjusted consolidated EBITDA to consolidated fixed charges will not apply for the fiscal quarter ended June 30, 2020. In addition, the lenders waived any defaults or event of defaults under those covenants that may have occurred during the fiscal quarter ended June 30, 2020 as well as any additional default or event of default resulting therefrom prior to August 10, 2020.
Common Stock Distribution Policy
On August 13, 2020, the Company announced that the Board had approved a change in the Company’s common stock distribution policy in light of the amendment to the Credit Facility described above and to preserve the Company’s liquidity and maintain additional financial flexibility in light of the continued COVID-19 pandemic. Accordingly, any future distributions authorized by the Board on the Company’s shares of common stock, if and when declared, will be paid on a quarterly basis in arrears in shares of the Company’s common stock valued at the Company’s estimated per share net asset value of common stock in effect on the applicable date, based on a single record date to be specified at the beginning of each quarter. The number of shares paid in any stock dividend will continue to be based on the Company’s prior cash distribution rate of $0.85 per share per annum. The Board may further change the Company’s common stock distribution policy at any time and therefore distribution payments are not assured.
Because shares of common stock are only offered and sold pursuant to the DRIP in connection with the reinvestment of distributions paid in cash, participants in the DRIP will not be able to reinvest in shares thereunder for so long as the Company pays distributions in stock instead of cash.
 Share Repurchase Program
On August 13, 2020, the Company announced that, in order to strategically maintain the Company’s liquidity in light of the continued impact of COVID-19 pandemic and in light of the amendment to the Credit Facility described above, on August 6, 2020, the Board determined that, effective on August 12, 2020, repurchases under the SRP would be suspended. The Board has also rejected all repurchase requests made during the period from January 1, 2020 until the effectiveness of the suspension of the SRP. No further repurchase requests under the SRP may be made unless and until the SRP is reactivated. No assurances can be made as to when or if the Company’s share repurchase program will be reactivated.
LaSalle Properties
On July 1, 2020, the Company transitioned the LaSalle Properties from the triple-net leased healthcare facilities segment to the SHOP segment, and the LaSalle Properties are now leased to one of the Company’s TRSs and operated and managed on the Company’s behalf by a third-party operator. See Note 3 - Real Estate Investments, Net for further details.
Florida Sales
In August 2020, the Company entered into definitive PSAs to sell the Company's property in Jupiter, Florida for $65.0 million and the two skilled nursing facilities in Lutz, Florida and Wellington, Florida for $53.0 million. These dispositions are subject to conditions, and there can be no guarantee that any or all of the dispositions will be completed on the contemplated terms, or at all.